Exhibit 10.7

THIRD AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT

This Third Amendment to Executive Employment Agreement (this “Amendment”), dated as of May 22, 2023, amends that certain Executive Employment Agreement (the “Agreement”), dated as of November 27, 2013, as amended by that Amendment to Executive Employment Agreement, dated as of July 11, 2016, by and between CohBar, Inc., a Delaware corporation (the “Company”), and Jeffrey Biunno, as further amended by that certain Second Amendment to Executive Employment Agreement, dated as of June 4, 2019, by and between the Company and Jeffrey Biunno. The Company and Mr. Biunno hereby agree to amend the provisions of the Agreement as follows:

1. Section 2 of the Agreement is hereby amended by replacing the reference to “fifty percent (50%)” in clause (a) of Section 2 with a reference to “one hundred percent (100%)”.

2. Except as otherwise set forth herein the Agreement will remain unmodified and in full force and effect.

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EXECUTED as of the date first written above.

COHBAR, INC.

By:	/s/ Joseph J. Sarret
Name:	Joseph J. Sarret
Title:	Chief Executive Officer

[Signature Page to Amendment to J. Biunno Executive Employment Agreement]

AGREED AND ACKNOWLEDGED:

By:	/s/ Jeffrey F. Biunno
Name:	Jeffrey F. Biunno

[Signature Page to Amendment to J. Biunno Executive Employment Agreement]